                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            Schedule 14C Information

                        Information Statement Pursuant to
                              Section 14(c) of the
                         Securities Exchange Act of 1934

Check the appropriate box:


[ ]   Preliminary Information Statement

[X]   Definitive Information Statement


[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

                         WARP TECHNOLOGY HOLDINGS, INC.
                         ------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]    No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       (1)  Title of each class of securities to which transaction applies:
       (2)  Aggregate number of securities to which the transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)  Proposed maximum aggregate value of transaction:
       (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials

[ ] check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)      Amount previously paid:
       (2)      Form, Schedule or Registration Statement No.:
       (3)      Filing Party:
       (4)      Date Filed:

                         WARP TECHNOLOGY HOLDINGS, INC.
                               200 Railroad Avenue
                               Greenwich, CT 06830

             NOTICE OF ACTION BY THE WRITTEN CONSENT OF STOCKHOLDERS

To Our Stockholders:

         On February 17, 2006, the board of directors of WARP Technology Holdings, Inc. (the "Company") unanimously approved the adoption of a proposed Amendment to the Articles of Incorporation of the Company (the "Amendment") to change the Company's name from WARP TECHNOLOGY HOLDINGS, INC. to HALO TECHNOLOGY HOLDINGS, INC., subject to approval by a majority of the Company's stockholders.

         On February 20, 2006, the holders of a majority of the outstanding shares of our capital stock entitled to vote thereon approved the Amendment to the Articles of Incorporation by written consent. Such written consent was obtained from holders of the Company's Series C Preferred Stock and the holders of the Company's Series D Preferred Stock which would constitute a majority of the outstanding shares of common stock on an as converted basis. Under the Articles of Incorporation, the holders of the Series C Preferred Stock and the holders of the Company's Series D Preferred Stock are entitled to vote together as a single class with the common stock and are entitled to votes equal to the largest number of whole shares of common stock into which such holder's preferred shares could be converted on the date of the written consent. On February 17, 2006, the date the written consent was solicited, each share of Series C Preferred Stock converted into one share of common stock and each share of Series D Preferred Stock converted into one share of common stock. Aggregating the outstanding common stock, Series C Preferred Stock, and Series D Preferred Stock, on February 17, 2006, there were 27,888,294 shares entitled to cast votes on the written consent. The Company received the consent of holders of Series C Preferred Stock and Series D Preferred Stock entitled to 17,706,521 votes, constituting a majority of the votes entitled to be cast, approving the Amendment to the Articles of Incorporation.

         The authorization of the Amendment to the Articles of Incorporation by the Company's board of directors and its stockholders shall not become effective until at least 20 days after the mailing of the enclosed Information Statement. The Amendment to the Articles of Incorporation has been approved by the written consent of a majority of the votes entitled to be cast and there is no need for any action to be taken by you.

         Your consent is not required and is not being solicited in connection with this action. Pursuant to Section 78.370 of the Nevada Revised Statutes, you are hereby being provided with notice of the approval by written consent of a majority of the eligible voting stockholders of the Company. Pursuant to the Securities Exchange Act of 1934, you are being furnished with an Information Statement relating to this action.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE ATTACHED INFORMATION STATEMENT IS BEING SENT TO YOU FOR INFORMATION PURPOSES ONLY.

         The attached Information Statement is being provided to you pursuant to Rule 14c-2 under the Securities Exchange Act of 1934. The Information Statement contains a more detailed description of the Amendment to the Articles of Incorporation. I encourage you to read the Information Statement thoroughly.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

March 13, 2006                              Rodney A. Bienvenu, Jr.
                                        Chairman of the Board and
                                            Chief Executive Officer

                  INFORMATION STATEMENT PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY

         This Information Statement is furnished by the board of directors of WARP Technology Holdings, Inc., a Nevada corporation ("Company"), to the holders of record at the close of business on February 17, 2006 (the "Record Date") of the Company's outstanding common stock, par value $0.00001 per share ("Common Stock"), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act").

         The Company's board of directors have unanimously approved resolutions to change the Company's name from WARP TECHNOLOGY HOLDINGS, INC. to HALO TECHNOLOGY HOLDINGS, INC. by amending the Company's Articles of Incorporation. After careful consideration, the Company's board of directors determined that Halo Technology Holdings, Inc. effectively identifies the Company and is better suited as the Company's name than its present name. The present name identifies the Company with its Warp Solutions, Inc. operating subsidiary, which had been the primary operating subsidiary of the Company prior to the Company's acquisitions of Gupta Technologies, LLC on January 31, 2005, and seven subsequent acquisitions. Changing the Company's name to "Halo Technology Holdings, Inc." will identify the Company as the holding company for enterprise software companies that it has become. The Board of Directors believes the name "Halo Technology Holdings, Inc." effectively communicates the Company's future business intentions to acquire additional technology companies and to operate as a holding company overseeing such companies. The Company has begun to use the name "Halo Technology Holdings" as its trade name in anticipation of the change of its name to "Halo Technology Holdings, Inc."

         The Company has received the consent of a majority of the outstanding votes entitled to be cast approving the foregoing action. Such written consent was obtained from holders of the Company's Series C Preferred Stock, par value $.00001 per share ("Series C Preferred Stock"), and from holders of the Company's Series D Preferred Stock, par value $.00001 per share ("Series D Preferred Stock"), which are entitled to vote together as a single class with the common stock, par value $0.00001 per share ("Common Stock"), constituting a majority of the outstanding shares of Common Stock on an as converted basis. Under the Articles of Incorporation, the holders of the Series C Preferred Stock and the holders of the Series D Preferred Stock are entitled to vote together as a single class with the Common Stock and are entitled to votes equal to the largest number of whole shares of Common Stock into which such holder's preferred shares could be converted on the date of the written consent.

         The filing of a Certificate of Amendment of Articles of Incorporation with the Nevada Secretary of State, which will effect the foregoing actions, will not be done until a date that is at least twenty (20) days after the mailing of this Information Statement.


         This Information Statement will be sent on or about March 13, 2006 to the Company's stockholders of record who have not been solicited for their consent of this corporate action.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         As of the Record Date, the Company's authorized capitalization consisted of 150,000,000 shares of Common Stock, par value $0.00001 per share, of which 7,141,003 were issued and outstanding as of such Record Date. Each share of Common Stock is entitled to one vote per share. As of the Record Date, there were authorized 50,000,000 shares of preferred stock, of which 16,000,000 have been designated Series C Preferred Stock, and 8,863,636 have been designated Series D Preferred Stock. As of the Record Date, there were outstanding 13,701,837 shares of Series C Preferred Stock and 7,045,545 shares of Series D Preferred Stock which are entitled to votes equal to an aggregate of 20,747,291 shares of Common Stock.

         Stockholders holding votes equal to 17,706,521 shares of Common Stock, constituting a majority of the voting rights of all outstanding shares of capital stock as at the Record Date, and having sufficient voting power to approve such proposals through their ownership of capital stock, have voted in favor of the foregoing proposal by resolution dated February 20, 2006. No other stockholder consents will be solicited in connection with this Information Statement.


         Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the action contemplated herein will be effected on or about the close of business on April 2, 2006.


         The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

         This Information Statement will serve as written notice to stockholders pursuant to Section 78.370 of the Nevada Revised Statutes.

                                 STOCK OWNERSHIP


The following table sets forth as of February 17, 2006, certain information regarding the beneficial ownership (1) of the Company's capital stock outstanding by (i) each person who is known to the Company to own 5% or more of any class of its outstanding voting securities, (ii) each director of the Company, (iii) certain officers of the Company and (iv) all executive officers, certain other officers and all directors of the Company as a group. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o WARP Technology Holdings, Inc., 200 Railroad Avenue, Greenwich, CT 06830. As of February 17, 2006, the Company had 7,141,003 shares of Common Stock issued and outstanding, 13,701,837 shares of Series C Preferred Stock issued and outstanding, and 7,045,454 shares of Series D Preferred Stock issued and outstanding.

                                Common Stock (1)
                            ------------------------

                                                 Amount and                        Percent of
                                                 Nature of                        Outstanding
Title of        Name and Address of              Beneficial         Percent of      Voting
 Class           Beneficial Owner                Ownership             Class      Securities (2)
-------         ------------------             -------------        -----------   --------------
Common        Rodney A. Bienvenu, Jr. (3)          5,151,833           9.99%          17.80%
_________________________________________________________________________________________________
Series C      Rodney A. Bienvenu, Jr. (3)          1,813,261          13.23%          17.80%
_________________________________________________________________________________________________
Common        Ernest C. Mysogland (4)              4,675,707           9.99%          16.13%
_________________________________________________________________________________________________
Series C      Ernest C. Mysogland (4)              1,813,261          13.23%          16.13%
_________________________________________________________________________________________________
Common        Brian J. Sisko (5)                     162,500           2.22%               *
_________________________________________________________________________________________________
Common        Jeff Bailey (6)                          6,770               *               *
_________________________________________________________________________________________________
Common        Gus Bottazzi (7)                       603,863           7.80%           2.14%
_________________________________________________________________________________________________
Common        John A. Boehmer (8)                     12,187               *               *
_________________________________________________________________________________________________
Common        David M. Howitt (9)                  1,195,868           9.99%           4.17%
_________________________________________________________________________________________________
Common        Mark J. Lotke (10)                      12,187               *               *
_________________________________________________________________________________________________
Common        Mark Finkel                                 --              --              --
_________________________________________________________________________________________________
Common        All directors and executive          6,422,544          42.35%          20.25%
              officers as a group (9
              persons) (11)
_________________________________________________________________________________________________
Series C      All directors and executive          2,117,913          15.17%          24.60%
              officers as a group (9
              persons) (11)
_________________________________________________________________________________________________
Common        Asset Managers International         2,406,319           9.99%           8.22%
              Ltd. (12)
_________________________________________________________________________________________________
Common        Manuel D. Ron. (13)                  2,389,781           9.99%           8.22%
_________________________________________________________________________________________________
Series C      Asset Managers International         1,000,000           7.16%           8.22%
              Ltd.
_________________________________________________________________________________________________
Series C      Manuel D. Ron. (13)                  1,000,000           7.16%           8.22%
_________________________________________________________________________________________________
Common        Carmignac Infotech (14)                627,828           8.10%           2.23%
_________________________________________________________________________________________________
Common        Carmignac Technologies (15)          1,425,692           9.99%           4.99%
_________________________________________________________________________________________________


_________________________________________________________________________________________________
Series C      Carmignac Technologies                 707,000           5.16%           4.99%
_________________________________________________________________________________________________
Common        Rajesh Varma (16)                    2,053,520          18.09%           7.36%
_________________________________________________________________________________________________
Series C      Rajesh Varma (16)                    1,010,000           7.23%           7.36%
_________________________________________________________________________________________________
Common        Carnegie Fund (17)                     455,533           6.19%           1.63%
_________________________________________________________________________________________________
Common        Mikael Kadri (18)                      455,533           6.19%           1.63%
_________________________________________________________________________________________________
Common        Viktor Rehnqvist (19)                  455,533           6.19%           1.63%
_________________________________________________________________________________________________
Common        Crestview Capital Master, LLC        7,661,407           9.99%          24.01%
              (20)
_________________________________________________________________________________________________
Common        Robert Hoyt (21)                     7,661,407           9.99%          24.01%
_________________________________________________________________________________________________
Series C      Crestview Capital Master, LLC        2,020,000          14.74%          24.01%
_________________________________________________________________________________________________
Series C      Robert Hoyt (21)                     2,020,000          14.74%          24.01%
_________________________________________________________________________________________________
Common        CAMOFI Master LDC (22)               5,827,449           9.99%          18.40%
_________________________________________________________________________________________________
Common        Richard Smithline (23)               5,827,449           9.99%          18.40%
_________________________________________________________________________________________________
Series C      DCOFI Master LDC                     2,000,000          14.60%          25.58%
_________________________________________________________________________________________________
Series C      Richard Smithline (23)               2,000,000          14.30%          25.58%
_________________________________________________________________________________________________
Common        Gibralt Capital Corporation            472,873           6.21%           1.68%
              (24)
_________________________________________________________________________________________________
Common        John Ciampi (25)                       472,873           6.21%           1.68%
_________________________________________________________________________________________________
Common        Gupta Holdings, LLC (26)             4,384,316           9.99%          14.52%
_________________________________________________________________________________________________
Common        Tom T. Gores (27)                   11,429,770          19.98%          39.78%
_________________________________________________________________________________________________
Common        Jerome N. Gold (28)                  4,384,316           9.99%          14.52%
_________________________________________________________________________________________________
Common        Robert J. Joubran (29)               4,384,316           9.99%          14.52%
_________________________________________________________________________________________________
Common        Eva Kawalski (30)                    4,384,316           9.99%          14.52%
_________________________________________________________________________________________________
Series C      Gupta Holdings, LLC                  2,020,000          14.74%          14.52%
_________________________________________________________________________________________________
Series C      Tom T. Gores (27)                    2,020,000          14.74%          39.78%
_________________________________________________________________________________________________


_________________________________________________________________________________________________
Series C      Jerome N. Gold (28)                  2,020,000          14.74%          14.52%
_________________________________________________________________________________________________
Series C      Robert J. Joubran (29)               2,020,000          14.74%          14.52%
_________________________________________________________________________________________________
Series C      Eva Kawalski (30)                    2,020,000          14.74%          14.52%
_________________________________________________________________________________________________
Common        ISIS Acquisition Partners II,        1,344,465           9.99%           4.71%
              LLC (31)
_________________________________________________________________________________________________
Common        ISIS Acquisition Partners,             485,085           6.36%           1.72%
              LLC (32)
_________________________________________________________________________________________________
Common        ISIS Capital Management, LLC         4,621,541          26.34%          15.94%
              (33)
_________________________________________________________________________________________________
Series C      ISIS Capital Management, LLC         1,813,261          12.99%          15.94%
              (34)
_________________________________________________________________________________________________
Common        Fortress Credit Corp. (35)           2,109,042          22.80%           7.03%
_________________________________________________________________________________________________
Common        OXA Trade and Finance, Inc.          1,330,648           9.99%           4.61%
              (36)
_________________________________________________________________________________________________
Common        Pogue Capital International            513,218           6.78%           1.83%
              Ltd. (37)
_________________________________________________________________________________________________
Common        DCI Master LDC (38)                  1,476,727           9.99%           5.03%
_________________________________________________________________________________________________
Common        SEB Investments (39)                 4,073,406           9.99%          13.62%
_________________________________________________________________________________________________
Common        Tobias Hagstrom (40)                 4,073,406           9.99%          13.62%
_________________________________________________________________________________________________
Series C      SEB Investments                      2,020,000          14.74%          13.62%
_________________________________________________________________________________________________
Series C      Tobias Hagstrom (40)                 2,020,000          14.74%          13.62%
_________________________________________________________________________________________________
Common        Vision Opportunity Master            1,005,834           9.99%           3.48%
              Fund, Ltd. (43)
_________________________________________________________________________________________________
Common        Mai N. Pogue (44)                    1,872,275          17.17%           6.54%
_________________________________________________________________________________________________
Common        Platinum Equity, LLC (45)            7,045,454           9.99%          25.26%
_________________________________________________________________________________________________
Series D      Platinum Equity, LLC                 7,045,454            100%          25.26%
_________________________________________________________________________________________________
Series D      Tom T. Gores (27)                    7,045,454            100%          39.78%
_________________________________________________________________________________________________


* Indicates less than one percent.

(1) As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares (a) the power to vote, or direct the voting of, such security or (b) investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days.

(2) Considers Common Stock, Series C Preferred Stock and Series D Preferred Stock voting together as a single class, with the Common Stock entitled to one vote per share, the Series C Preferred Stock entitled to one vote per share of Series C Preferred Stock, and the Series D Preferred Stock entitled to one vote per share of Series D Preferred Stock.

(3) Rodney A. Bienvenu, Jr. Amount includes the securities or rights to acquire securities held or deemed to be held by ISIS Acquisition Partners II LLC ("IAP II"), ISIS Acquisition Partners LLC ("IAP"), and by ISIS Capital Management, LLC ("ISIS") as described in notes 31, 32, 33 and 34 below. Mr. Bienvenu is a managing member of ISIS, and ISIS is the managing member of IAP and IAP II. Mr. Bienvenu may be deemed to have voting and investment power with respect to shares beneficially owned by IAP II, IAP and/or ISIS and disclaims beneficial ownership of such shares, except to the extent of his respective proportionate pecuniary interest therein. Amount also includes(i) vested options to acquire 42,792 shares of Common Stock at an exercise price of $1.08 per share, and (ii) vested options to acquire 487,500 shares of common stock at an exercise price of $1.19 per share.

(4) Ernest C. Mysogland. Amount includes the securities or rights to acquire securities held by ISIS Acquisition Partners II LLC ("IAP II"), ISIS Acquisition Partners LLC ("IAP"), and by ISIS Capital Management, LLC ("ISIS") as described in notes 31, 32, 33 and 34 below. Mr. Mysogland is a managing member of ISIS, and ISIS is the managing member of IAP and IAP II. Mr. Mysogland may be deemed to have voting and investment power with respect to shares beneficially owned by IAP II, IAP and/or ISIS and disclaims beneficial ownership of such shares, except to the extent of his respective proportionate pecuniary interest therein. Amount also includes vested options to acquire 54,166 shares of common stock at an exercise price of $1.19 per share.

(5) Brian J. Sisko. Amount includes vested options to acquire 162,500 shares of common stock at an exercise price of $1.08 per share.

(6) Jeff Bailey. Amount includes vested options to acquire 6,770 shares of Common Stock at an exercise price of $1.08 per share.

(7) Gus Bottazzi. Amount includes (i) vested options to acquire 187,520 shares of Common Stock at an exercise price of $6.75 per share, (ii) vested options to acquire 2,000 shares of common stock at an exercise price of $25.00 per share,
(iii) 304,652 shares of Series C Preferred Stock, convertible into 304,652 shares of Common Stock and (iv) Warrants to acquire 104,652 shares of Common Stock at $1.25 per share. Mr. Bottazzi was a director and President of the Company until March, 2005.

(8) John A. Boehmer. Amount includes vested options to acquire 12,187 shares of Common Stock at an exercise price of $1.08 per share.

(9) David M. Howitt. Amount includes amounts held by IAP II as described in note 31 below, to the extent of Mr. Howitt's interest in IAP II. Amount also includes vested options to acquire 12,187 shares of Common Stock at an exercise price of $1.08 per share, and 406,901 shares of Common Stock issuable upon conversion of principal and interest under a convertible promissory note held by Mr. Howitt.

(10) Mark J. Lotke. Amount includes vested options to acquire 12,187 shares of Common Stock at an exercise price of $1.08 per share.

(11) Officers and Directors as a group. Amount includes shares held or deemed to be held by Messrs. Bienvenu, Mysogland and Howitt, without duplication, as described in notes 3, 4 and 7 above, and amounts held by Mr. Sisko and Mr. Bottazzi as described in notes 5 and 6 above.

(12) Asset Managers International Ltd. Amount includes 1,000,000 shares of Series C Preferred Stock convertible into 1,000,000 shares of Common Stock, and warrants to acquire 1,389,781 shares of Common Stock at an exercise price of $1.25 per share.

(13) Manuel D. Ron. Amount includes securities or rights to acquire securities held by Asset Managers International Ltd. as described in note 12 above. Mr. Manuel D. Ron exercises voting and investment power over the shares held by this entity. Mr. Ron disclaims beneficial ownership of the shares, except to the extent of his pecuniary interests therein.

(14) Carmignac Infotech. Amount includes 21,828 shares of Common Stock, 303,000 shares of Series C Preferred Stock convertible into 303,000 shares of Common Stock, and warrants to acquire 303,000 shares of Common Stock at an exercise price of $1.25 per share.

(15) Carmignac Technologies. Amount includes 707,000 shares of Series C Preferred Stock convertible into 707,000 shares of Common Stock, and warrants to acquire 707,000 shares of Common Stock at an exercise price of $1.25 per share.

(16) Rajesh Varma. Amount includes securities and rights to acquire securities held by Carmignac Infotech and Carmignac Technologies as described in notes 14 and 15. Mr. Rajesh Varma exercises voting and investment power over the shares held by these entities. Mr. Varma disclaims beneficial ownership of the shares, except to the extent of his pecuniary interests therein.

(17) Carnegie Fund. Amount includes 238,227 shares of Common Stock, warrants to acquire 8,000 shares of Common Stock for an exercise price of $2.00 per share, 104,653 shares of Series C Preferred Stock convertible into 104,653 shares of Common Stock, and warrants to acquire 104,653 shares of Common Stock at an exercise price of $1.25 per share.

(18) Mr. Mikael Kadri. Amount includes securities and rights to acquire securities held by Carnegie Fund as described in note 17. Mr. Kadri exercises voting and investment power over the shares held by this entity. Mr. Kadri disclaims beneficial ownership of these shares except to the extent of his pecuniary interests therein.

(19) Mr. Viktor Rehnqvist. Amount includes securities and rights to acquire securities held by Carnegie Fund as described in note 17. Mr. Rehnqvist exercises voting and investment power over the shares held by this entity. Mr. Rehnqvist disclaims beneficial ownership of these shares except to the extent of his pecuniary interests therein.

(20) Crestview Capital Master, LLC. Amount includes 2,020,000 shares of Series C Preferred Stock convertible into 2,020,000 shares of Common Stock, warrants to acquire 2,020,000 shares of Common Stock at an exercise price of $1.25 per share, subordinated debt convertible into 2,000,000 shares of Common Stock, and 1,621,407 shares of Common Stock at an exercise price of $1.25 per share.

(21) Robert Hoyt. Amount includes securities or rights to acquire securities held by Crestview Capital Master, LLC as described in note 20. Mr. Robert Hoyt exercises voting and investment power over the shares held by this entity. Mr. Hoyt disclaims beneficial ownership of the shares, except to the extent of his pecuniary interests therein.

(22) CAMOFI Master LDC. Amount includes 2,000,000 shares of Series C Preferred Stock convertible into 2,000,000 shares of Common Stock, warrants to acquire 2,000,000 shares of Common Stock at an exercise price of $1.25 per share, warrants to acquire 779,562 shares of Common Stock at an exercise price of $1.25 per share, subordinated debt convertible into 500,000 shares of Common Stock, warrants to acquire 500,000 shares of Common Stock at an exercise price of $1.25 per share, and 47,887 shares of Common Stock.

(23) Richard Smithline. Amount includes securities or rights to acquire securities held by DCOFI Master LDC as described in note 22. Mr. Smithline exercises voting and investment power over the shares held by this entity. Mr. Smithline disclaims beneficial ownership of the shares, except to the extent of his pecuniary interests therein.

(24) Gibralt Capital Corporation. Amount includes 234,497 shares of Series C Preferred Stock convertible into 234,497 shares of Common Stock, warrants to acquire 234,497 shares of Common Stock at an exercise price of $1.25 per share, and 3,879 shares of Common Stock.

(25) John Ciampi. Amount includes the securities and rights to acquire securities held by Gibralt Capital Corporation as described in note 24. Mr. Ciampi exercises voting and investment power over the shares held by this entity. Mr. Ciampi disclaims beneficial ownership of the shares, except to the extent of his pecuniary interests therein.

(26) Gupta Holdings, LLC. Amount includes 2,020,000 shares of Series C Preferred Stock convertible into 2,020,000 shares of Common Stock, warrants to acquire 2,020,000 shares of Common Stock at an exercise price of $1.25 per share, warrants to acquire 292,336 shares of Common Stock at an exercise price of $1.25 per share, and 51,980 shares of Common Stock.

(27) Tom T. Gores. Amount includes securities and rights to acquire securities held by Gupta Holdings, LLC as described in note 26, and Platinum Equity, LLC as described in note 45. Mr. Gores exercises voting and investment power over the shares held by these entities. Mr. Gores disclaims beneficial ownership of the shares, except to the extent of his pecuniary interests therein.

(28) Jerome N. Gold. Amount includes securities and rights to acquire securities held by Gupta Holdings, LLC as described in note 26. Mr. Gold exercises voting and investment power over the shares held by this entity. Mr. Gold disclaims beneficial ownership of the shares, except to the extent of his pecuniary interests therein.

(29) Robert J. Joubran. Amount includes securities and rights to acquire securities held by Gupta Holdings, LLC as described in note 26. Mr. Joubran exercises voting and investment power over the shares held by this entity. Mr. Joubran disclaims beneficial ownership of the shares, except to the extent of his pecuniary interests therein.

(30) Eva Kawalski. Amount includes securities and rights to acquire securities held by Gupta Holdings, LLC as described in note 26. Ms. Kawalski exercises voting and investment power over the shares held by this entity. Ms. Kawalski disclaims beneficial ownership of the shares, except to the extent of her pecuniary interests therein.

(31) ISIS Acquisition Partners II, LLC. Amount includes 389,114 shares of Common Stock, warrants to acquire 375,000 shares of Common Stock for an exercise price of $1.00 per share, 287,795 shares of Series C Preferred Stock convertible into 287,795 shares of Common Stock, and warrants to acquire 287,795 shares of Common Stock at an exercise price of $1.25 per share.

(32) ISIS Acquisition Partners, LLC. Amount includes 240,553 shares of shares of Series C Preferred Stock convertible into 240,553 shares of Common Stock, and warrants to acquire 240,553 shares of Common Stock at an exercise price of $1.25 per share.

(33) ISIS Capital Management, LLC ("ISIS"). Amount includes 1,284,913 shares of Series C Preferred Stock convertible into 1,284,913 shares of Common Stock, and warrants to acquire 1,284,913 shares of Common Stock at an exercise price of $1.25 per share. Amount also includes the securities or rights to acquire securities held by ISIS Acquisition Partners II LLC ("IAP II") and by ISIS Acquisition Partners LLC ("IAP") as described in footnotes 31 and 32. ISIS is the managing member of IAP and IAP II and has voting and investment power with respect to shares beneficially owned by IAP II and/or IAP.

(34) ISIS Capital Management, LLC ("ISIS"). Amount includes 1,284,913 shares of Series C Preferred Stock. Amount also includes the Series C Preferred Stock held by ISIS Acquisition Partners II LLC ("IAP II") and by ISIS Acquisition Partners LLC ("IAP") as described in footnotes 31 and 32. ISIS is the managing member of IAP and IAP II and has voting and investment power with respect to shares beneficially owned by IAP II and/or IAP.

(35) Fortress Credit Corp. Amount includes warrants to acquire 2,109,042 shares of Common Stock at an exercise price of $0.01 per share.

(36) Oxa Trade and Finance, Inc. Amount includes 52,500 shares of Common Stock, warrants to acquire 50,000 shares of Common Stock for an exercise price of $1.00 per share, 313,958 shares of Series C Preferred Stock convertible into 313,958 shares of Common Stock, warrants to acquire 313,958 shares of Common Stock at an exercise price of $1.25 per share, 5,193 shares of Common Stock, warrants to acquire 181,818 shares of Common Stock at $1.25 per share, and 413,223 shares of Common Stock issuable upon the conversion of debt.

(37) Pogue Capital International Ltd. Amount includes 88,348 shares of Common Stock, warrants to acquire 6,260 shares of Common Stock for an exercise price of $2.00 per share, 209,305 shares of Series C Preferred Stock convertible into 209,305 shares of Common Stock, and warrants to acquire 209,305 shares of Common Stock at an exercise price of $1.25 per share.

(38) DCI Master LDC. Amount includes warrants to acquire 363,636 shares of Common Stock, and 1,113,091 shares of Common Stock issuable upon the conversion of debt.

(39) SEB Asset Management. Amount includes 2,020,000 shares of Series C Preferred Stock convertible into 2,020,000 shares of Common Stock, warrants to acquire 2,020,000 shares of Common Stock at an exercise price of $1.25 per share, and 33,406 shares of Common Stock.

(40) Tobias Hagstrom. Amount includes securities and rights to acquire securities held by SEB Asset Management as described in note 39. Mr. Hagstrom exercises voting and investment power over the shares held by this entity. Mr. Hagstrom disclaims beneficial ownership of the shares, except to the extent of his pecuniary interests therein.

(43) Vision Opportunity Master Fund, Ltd. Amount 1,005,834 shares of Common Stock issuable upon the conversion of debt.

(44) Mai N. Pogue. Ms. Pogue, jointly with her husband, Gerald A. Pogue, owns 28,408 shares of Common Stock. In addition, the amount includes securities held by Oxa Trade and Finance, Inc. and Pogue Capital International as described in notes 36 and 37.

(45) Platinum Equity, LLC. Amount includes 7,045,054 shares of Series D Preferred Stock, convertible into 7,045,054 shares of Common Stock.






                   AMENDMENT TO THE ARTICLES OF INCORPORATION

         The Company's board of directors and a majority of the stockholders of the Company eligible to vote on the matter have approved an Amendment to the Articles of Incorporation of the Company in the form attached hereto as Exhibit A to change the name of the Company from WARP TECHNOLOGY HOLDINGS, INC. to HALO TECHNOLOGY HOLDINGS, INC. After careful consideration, the Company's board of directors determined that "Halo Technology Holdings, Inc." effectively identifies the Company and is better suited as the Company's name than its present name. The Board of Directors believes the name "Halo Technology Holdings, Inc." effectively communicates the Company's future business intentions to acquire additional technology companies and to operate as a holding company overseeing such companies. The Company has been doing business under the trade name "Halo Technology Holdings". The effect of the Amendment will be to formally change the Company's name to "Halo Technology Holdings, Inc."


                             ADDITIONAL INFORMATION



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

         One copy of this Information Statement may be delivered to two or more stockholders who share one address in accordance with Exchange Act Rule 14a-3(e)(1), unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of the documents were delivered. Additionally, stockholders sharing an address can request delivery of a single copy of the Information Statement if they are receiving multiple copies. Stockholders may contact us at WARP Technology Holdings, Inc., 200 Railroad Avenue, Greenwich, Connecticut 06830, telephone (203) 422-2950.

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information including annual and quarterly reports on Form 10-KSB and 10-QSB with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1580, 100 F Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains the periodic reports and other filings of companies that file electronically with the Commission and copies of the Company's filings can be reviewed and obtained at that web site.



                                         By Order of the Board of Directors,


                                           /s/ Ernest C. Mysogland
                                           --------------------------
                                           Ernest C. Mysogland
                                           Executive Vice President,
                                           Chief Legal Officer and
                                           Secretary

Greenwich, Connecticut
March 13, 2006




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


Exhibit A
---------

            Certificate of Amendment to Articles of Incorporation For
                           Nevada Profit Corporations
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: Warp Technology Holdings, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

         Article FIRST of the Corporation's Articles of Incorporation has been amended, superseded and replaced as follows:

         "The name of the corporation is Halo Technology Holdings, Inc."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 17,706,521 out of 27,888,294 shares.

4. Effective date of filing (optional): _____________________________
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): ______________________


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